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                                    Faroudja, Inc.

                    1997 Non-Employee Directors Stock Option Plan

                                  December 31, 1996


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                                  TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I -   Purpose.......................................................  1

ARTICLE II -  Definitions...................................................  1

ARTICLE III - Shares Subject to Plan........................................  3

ARTICLE IV -  Administration................................................  4

ARTICLE V -   Eligibility...................................................  6

ARTICLE VI -  Options.......................................................  7

ARTICLE VII - Effect of Certain Changes..................................... 11

ARTICLE VIII -Amendment and Termination..................................... 13

ARTICLE IX -  Issuance of Shares and Compliance with Securities Regulations. 14

ARTICLE X -   Application of Funds.......................................... 15

ARTICLE XI -  Notice........................................................ 15

ARTICLE XII - Term of Plan.................................................. 15

ARTICLE XIII -Effectiveness of the Plan..................................... 16

ARTICLE XIV - Captions...................................................... 16

ARTICLE XV -  Governing Law................................................. 16


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                                    FAROUDJA, INC.

                     1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                      ARTICLE I

                                       PURPOSE

         The purpose of the FAROUDJA, INC. 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (the "Plan") is to promote the interest of the Company and its stockholders by increasing the proprietary and vested interest of non-employee directors in the growth and performance of the Company. The Plan provides for awards of non-qualified options (the "Options") to non-employee directors of the Company, as set forth in Section 5.1, below, in accordance with Rule 16-b, promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Options shall be exercisable in whole or in part at all times during the period beginning on the date of grant until the earlier of (i) ten years from the date of grant, and (ii) one year form the date on which a Grantee ceases to be an Eligible Director. In this Plan, the terms "Parent" and "Subsidiary" mean "Parent Corporation" and "Subsidiary Corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Code.

                                      ARTICLE II

                                     DEFINITIONS

         The following words and terms as used herein shall have that meaning set forth therefor in this Article II, unless a different meaning is clearly required by the context.


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Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

         2.1  BOARD shall mean the Board of Directors of the Company.

         2.2 CODE shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

         2.3 COMMITTEE shall mean the Compensation Committee which may be appointed by the Board in accordance with the provisions of Article IV to administer the Plan.

         2.4 COMMON STOCK shall mean the shares of common stock, .001 par value, of the Company, and any other securities of the Company to the extent provided in Article VIII.

         2.5 COMPANY shall mean Faroudja, Inc., a Delaware corporation, and any successor to it.

         2.6 EFFECTIVE DATE shall mean the day upon which the Plan is approved by the stockholders of the Company.

         2.7 ELIGIBLE DIRECTOR shall have the meaning set forth in Section 5.1 herein.

         2.8 FAIR MARKET VALUE shall have the meaning set forth in Section 6.2 herein.

         2.9 GRANTEE shall mean a Non-Employee Director who is granted an Option by the Board under this Plan.

         2.10 NON-EMPLOYEE DIRECTOR shall have the meaning set forth in Rule 16b-3 promulgated under the 1934 Act, as amended.


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         2.11 OPTION shall mean an option granted under this Plan.

         2.12 OPTION AGREEMENT shall mean a written agreement evidencing the right to purchase shares of Common Stock pursuant to the terms of this Plan which agreement shall be in the form described in Article VI.

         2.13 PLAN shall mean the Faroudja, Inc. 1997 Non-Employee Director Stock Option Plan, as set forth herein and as amended from time to time.

         2.14 SECURITIES ACT means the Securities Act of 1933, as amended.

         2.15 SUBSIDIARY shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code, as that section may be amended from time to time.


                                     ARTICLE III

                                SHARES SUBJECT TO PLAN

         3.1 TOTAL NUMBER OF SHARES AVAILABLE. The maximum number of shares of Common Stock in respect of which awards may be granted under the Plan is One Hundred Thousand (100,000) (subject to adjustment as provided below in Section 3.3 and in Article VII hereof).

         3.2 SOURCE OF SHARES. The shares of Common Stock issued upon the exercise of an Option shall be made available, in the discretion of the Board, either from the authorized but


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unissued shares of Common Stock or from any outstanding shares of Common Stock which have been reacquired by the Company.

         3.3  SHARES SUBJECT TO EXPIRED OR OTHERWISE TERMINATED OPTIONS.
Shares of Common Stock subject to awards that are expired, forfeited, terminated, canceled or settled without the delivery of Common Stock will again be available for awards. Also, shares tendered to the Company in satisfaction or partial satisfaction of the exercise price of any award will increase the number of shares available for awards to the extent permitted by Rule 16b-3 promulgated under the 1934 Act.

                                      ARTICLE IV

                                    ADMINISTRATION

         4.1 COMMITTEE TO ADMINISTER PLAN. The Board shall delegate the exclusive control and management of the operations of the Plan to the Committee. The Board may, however, at any time or times either (i) terminate any such delegation of authority and assume the exclusive control and management of the Plan, or (ii) having terminated such a delegation of authority may again delegate the exclusive control and management of the Plan to the Committee. In the event that and for so long as this Plan is controlled and managed by the Board, the terms and provisions of this Plan, other than Sections 2.1, 2.3, 4.1, 4.2, shall be applied by substituting the term "Board" for "Committee" therein.

         4.2 APPOINTMENT OF A COMMITTEE. In the event that the Board appoints a Committee: (i) the Committee shall be



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composed solely of two or more Non-Employee Directors; (ii) all vacancies occurring on the Committee shall be filled with Non-Employee Directors by appointment of the Board; (iii) the members of the Committee shall serve at the pleasure of the Board; (iv) the Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan; and (v) the entire Committee shall constitute a quorum and the actions of the entire Committee present at a meeting, or actions approved in writing by the entire Committee, shall be the accounts of the Committee.

         4.3 DETERMINATIONS TO BE MADE BY THE COMMITTEE. Subject to the provisions of this Plan, the Committee shall determine: (i) the Grantees;
(ii) the number of shares of Common Stock subject to an Option; (iii) the date or dates upon which an Option may be exercised or granted; (iv) the manner in which an Option may be exercised; (v) such other terms to which an Option is subject (including the manner in which it vests); and (vi) the form of any Option Agreements (as defined in Section 6.1 below). In determining the amount and terms of options granted under the Plan, the Committee shall review performance measures which shall influence the number of Options granted and the vesting of such Options.

         4.4 INTERPRETATION OF PLAN. The Committee shall interpret the Plan and from time to time may adopt such rules and regulations for carrying out the terms and purposes of the Plan and may take such other actions in the administration of


                                          5

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the Plan as it deems advisable.  The interpretation and construction by the
Committee of any provision of this Plan or any Option Agreement and the determination of any question arising under this Plan, any such rule or regulation, or any Option Agreement shall be final and binding on all persons interested in the Plan.

         4.5 LIMITED LIABILITY. Neither the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

                                      ARTICLE V

                                     ELIGIBILITY

         5.1 ELIGIBLE DIRECTORS. Options may be granted under the Plan only to non-employee directors of the Company, in accordance with Rule 16-b, promulgated under the 1934 Act, as amended, who (i) are not officers of, or otherwise employed by, the Company, its affiliates, its parent, or its subsidiaries, if any, (ii) do not receive compensation, either directly or indirectly, from the Company, its affiliates, its parent, or its subsidiaries, if any, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required as set forth in Rule 16b-3(b)(3)(i)(B), (iii) do not possess an interest in any other transaction for which disclosure would be required as set forth in Rule 16b-3(b)(3)(i)(C), and (iv) are not engaged in a business relationship for which disclosure would be


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required as set forth in Rule 16b-3(b)(3)(i)(D) (collectively, the "Eligible
Directors").

                                      ARTICLE VI

                                       OPTIONS

         6.1 TERMS AND CONDITIONS OF OPTIONS. Each Option shall specify the number of shares of Common Stock for which such Option shall be exercisable and the exercise price for each such shares of Common Stock. In addition, each Option shall be evidenced by a written agreement (an "Option Agreement"), in substantially the form of EXHIBIT A, with such changes thereto as are consistent with the Plan as the Board (or Committee, if one is appointed) shall deem appropriate and shall provide in substance as follows:

         6.2 NUMBER OF SHARES AND PURCHASE PRICE. Each Option Agreement shall specify the number of shares of Common Stock covered by such Option and the purchase price per share. The price (the "Option Price") at which each share of Common Stock may be purchased shall be 100% of the Fair Market Value of the shares of Common Stock on the date of the grant (as determined in accordance with this Article VI).

         For purposes of the Plan, the "Fair Market Value" of shares of Common Stock shall be equal to:

              6.2.1 if such shares are publicly traded, (x) the closing price on the business day immediately preceding the date of grant if any trades were made on such business day and such information is available, otherwise the average of


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    the last bid and asked prices on the business day immediately preceding the date of grant, in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System ("THOUSAND") or (y) if such shares are then traded on a national securities exchange, the closing price on the business day immediately preceding the date of grant, if any trades were made on such business day and such information is available, otherwise the average of the high and low prices on the business day immediately preceding the date of grant, on the principal national securities exchange on which it is so traded; or

              6.2.2 if there is no public trading market for such shares, the fair value of such shares on the date of grant as reasonably determined in good faith by the Board (or Committee, if applicable, and with the consent of a majority of the Board) after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of such shares in private transactions negotiated at arms' length.

         Notwithstanding anything contained in the Plan to the contrary, all determinations pursuant to Article VI hereof shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.


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         6.3  PAYMENT OF OPTION PRICE.  The Option Price of the Options may be
satisfied in cash, by a certified or cashier's check, or unless otherwise determined by the Board, by exchanging shares of Common Stock owned by the Grantee at their Fair Market Value, or by a combination of cash and shares of Common Stock. The ability to pay the Option Price in shares of Common Stock would enable a Grantee to engage in a series of successive stock-for-stock exercises of an Option (sometimes referred to as "pyramiding") and thereby fully exercise an Option with little or no cash investment. However, the Board's current policy is to require any shares tendered in satisfaction of the Option Price to have been owned by the exercising Grantee for a minimum of six (6) months.

         6.4 NON-TRANSFERABILITY OF OPTIONS. Each Option Agreement shall provide that the Option granted therein shall be non-transferable and non-assignable by the Grantee other than by will or the laws of descent and distribution pursuant to a qualified domestic relations order, and that during the lifetime of the Grantee such Option may be exercised only by the Grantee or such Grantee's legal representative.

         6.5  MAXIMUM TERM; DATE OF EXERCISE; TERMINATION. Each Option
Agreement shall provide that the Options shall be exercisable in whole or in part at all times during the period beginning on the date of grant until the earlier of (i) ten years from the date of grant, and (ii) one year form the date on which a Grantee ceases to be an Eligible Director.


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         6.6  EXERCISE OF OPTIONS.  Each Option Agreement shall provide that
Options shall be exercised by delivering a written notice of exercise to the Company. Each such notice shall state the number of shares of Common Stock with respect to which the Option is being exercised and shall be signed by the person (or persons) exercising the Option and, in the event the Option is being exercised by any person other than the Grantee, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. The exercise price for each Option shall be paid in full for the number of shares of Common Stock specified in the notice as provided in this
Section 6.6.

         The date of exercise of an Option shall be the date on which written notice of exercise shall have been delivered to the Company, but the exercise of an Option shall not be effective until the person (or persons) exercising the Option shall have complied with all the provisions of the Option Agreement governing the exercise of the Option. The Company shall deliver as soon as practicable after receipt of notice and payment, certificates for the shares of Common Stock subject to the Option. No one shall be deemed to be the holder of any shares of Common Stock subject to an Option, or have any other rights as a stockholder, unless and until certificates for the shares of such Common Stock are issued to that person.

         6.7 OTHER PROVISIONS. The Option Agreement may include such other terms and conditions, not inconsistent with


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this Plan, as the Board in its sole discretion shall determine.

                                     ARTICLE VII

                              EFFECT OF CERTAIN CHANGES

         7.1 ANTI-DILUTION. If there is any change in the number of shares of Common Stock through the declaration of stock dividends or through a recapitalization which results in stock splits or reverse stock splits, the Board shall make corresponding adjustments to the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options in order to appropriately reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares of Common Stock resulting from such adjustment shall be eliminated. Any determination made by the Board relating to such adjustments shall be final, binding and conclusive.

         7.2  CHANGE IN PAR VALUE.  In the event of a change in the Common
Stock of the Company, as constituted as of the date of this Plan, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

         7.3 MERGERS AND CONSOLIDATIONS. Notwithstanding the other Sections of this Article VII, upon the dissolution or liquidation of the Company, or upon any reorganization,


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merger or consolidation of the Company with one or more corporations where the
Company is the surviving corporation and the stockholders of the Company immediately prior to such transaction do not own at least eighty percent (80%) of the Company's Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is not the surviving corporation, or upon a sale of substantially all of the assets or eighty percent (80%) or more of the then outstanding shares of Common Stock of the Company to another corporation or entity, (any such reorganization, merger, consolidation, sale of assets, or sale of shares of Common Stock being hereinafter referred to as the "Transaction"), the Plan shall terminate; provided however, that

              (i) any Options theretofore granted and outstanding under the Plan shall become immediately exercisable in full and shall remain exercisable until the effective date of such Transaction;

            (ii) the termination of the Plan, and any exercise of any Option (to the extent that the holder's right to exercise such Option has been accelerated by the operation of Section 7.3(i)), shall be subject to and conditioned upon the consummation of the Transaction to which such termination and acceleration relates, and if, for any reason, such Transaction is abandoned, exercise of the Option shall be void and such Option shall thereafter be exercisable only as permitted by the Plan and the Option Agreement, which shall remain in full force and effect.

         For purposes of applying this Section 7.3, the Fair Market Value of shares of Common Stock underlying the Options shall be determined as of the time the Option with respect to such shares is granted. The Company shall use its best


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efforts to give each Grantee written notice of any proposed Transaction at least thirty (30) days prior to the effective date of any such Transaction.  Any
Option not exercised by the time the Transaction legally becomes effective shall thereupon terminate.

         7.4 RIGHTS OF PARTICIPANTS. Except as hereinbefore expressly provided in this Article VII, the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

                                     ARTICLE VIII

                              AMENDMENT AND TERMINATION

         The Board shall have the right to amend, suspend or terminate this Plan at any time, provided that unless first


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approved by the stockholders of the Company, no amendment shall be made to the
Plan (except to conform the Plan and the Option Agreements thereunder to changes in the Code or governing law) which: (i) increases the number of shares of Common Stock which may be purchased pursuant to the Options, either individually or in the aggregate, (ii) changes the requirement that Option grants be priced at Fair Market Value, (iii) modifies in any respect the class of individuals who constitute Eligible Directors or (iv) materially increases benefits. The provisions governing eligibility and the grant, terms and conditions of the Options may not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules under either such statute.

                                      ARTICLE IX

                          ISSUANCE OF SHARES AND COMPLIANCE
                             WITH SECURITIES REGULATIONS

         The obligation of the Company to sell and deliver the shares of Common Stock pursuant to Options granted under this Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, if deemed necessary or appropriate by the Board, to register the shares of Common Stock reserved for issuance upon exercise of Options under such Act.


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                                      ARTICLE X

                                 APPLICATION OF FUNDS

         Any proceeds received by the Company as a result of the exercise of Options granted under the Plan may be used for any valid corporate purpose.

                                      ARTICLE XI

                                        NOTICE

         Any notice to the Company required under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to:

                        Faroudja, Inc.
                        750 Palomar Avenue
                        Sunnyvale, California  94086
                        Attention:  Michael Hoberg, CFO


                                     ARTICLE XII

                                     TERM OF PLAN

         The Plan shall terminate ten (10) years from the date upon which it is approved by the stockholders of the Company or on such earlier date as may be determined by the Board. In any event, termination shall be deemed to be effective as of the close of business on the day of termination. No Options may be granted after such termination. Termination of the Plan, however, shall not affect the rights of Grantees under Options previously granted to them, and all unexpired Options shall continue in full


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force and operation after termination of the Plan until they lapse or terminate by their own terms and conditions.

                                     ARTICLE XIII

                              EFFECTIVENESS OF THE PLAN

         The Plan shall become effective upon adoption by the Board; provided, however, that the Plan shall be submitted for approval by the holders of a majority of the voting stock of the Company at the Company's next Annual Meeting of Stockholders to be held in 1997. In the event the stockholders shall fail to approve the Plan, it and all Options granted thereunder shall be and become null and void. Notwithstanding any other provision of the Plan to the contrary, no Options granted under the Plan may be exercised until after such stockholder approval.

                                     ARTICLE XIV

                                       CAPTIONS

         The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

                                      ARTICLE XV

                                    GOVERNING LAW

         All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Options granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause


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the application of the laws of any jurisdiction other than the State of
Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Plan, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         As adopted by the Board of Directors of FAROUDJA, INC. on December 31, 1996.


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                                      EXHIBIT A

                         NONQUALIFIED STOCK OPTION AGREEMENT
                          dated as of [____________] between
                                   FAROUDJA, INC.,
                       a Delaware corporation (the "Company"),
                          and [__________] (the "Grantee").


         The Company, acting through its Board of Directors (the "Board") or through a Committee (as defined in the Plan), has granted to the Grantee, effective as of the date of this Agreement, an option under the Company's 1997 Non-Employee Director Stock Option Plan (the "Plan") to purchase shares of Common Stock, on the terms and subject to the conditions set forth in this Agreement and the Plan.

         NOW, THEREFORE, in consideration of the promises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:

         SECTION 1. THE PLAN. The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control. A copy of the Plan may be obtained from the Company by the Grantee upon request. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

         SECTION 2. OPTION; OPTION PRICE. On the terms and subject to the conditions of the Plan and this Agreement, the Grantee shall have the option (the "Option") to purchase up to [__] shares of Common Stock (the "Option Shares") at the price of $[______] per Option Share (the "Option Price") at the times and in the manner provided herein. Payment of the Option Price may be made in the manner specified by Article VI of the Plan. The Option is not intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         SECTION 3. TERM. The term of the Option (the "Option Term") shall commence on the date hereof and expire on the earlier of (i) the tenth anniversary of the Effective Date and (ii) one year from the date on which a Grantee ceases to be an Eligible Director.

         SECTION 4. RESTRICTION ON TRANSFER. The Option may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Grantee and may be exercised during the lifetime of the Grantee only by the


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Grantee.  If the Grantee dies, the Option shall thereafter be exercisable, in accordance with Section 6.4 of the Plan. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

         SECTION 5. NOTICES. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

         (a)  if to the Company, to it at:

              Faroudja, Inc.
              750 Palomar Avenue
              Sunnyvale, California  94086
              Attention:  Michael Hoberg, CFO

              with copies to:

              Buchalter, Nemer, Fields & Younger
              601 South Figueroa Street, Suite 2400
              Los Angeles, California 90017-5704
              Attention:  Mark Bonenfant, Esq.
              Telephone:  (213) 891-0700
              Telecopier: (213) 896-0400;

         (b)  if to the Grantee, to him at:

              --------------------------------
              --------------------------------
              --------------------------------


or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business day after the date of delivery), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and
(iv) in the case of mailing, on the third


                                          2
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business day following that date on which the piece of mail containing such communication is posted.

         SECTION 6. WAIVER OF BREACH. The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

         SECTION 7. GRANTEE'S UNDERTAKING. The Grantee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Grantee pursuant to the express provisions of this Agreement and the Plan.

         SECTION 8. MODIFICATION OF RIGHTS. The rights of the Grantee are subject to modification and termination in certain events as provided in this Agreement and the Plan.

         SECTION 9. GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

         SECTION 10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

         SECTION 11. ENTIRE AGREEMENT. This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.

         SECTION 12. SEVERABILITY. It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or


                                          3
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unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction

         SECTION 13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING HEREUNDER.

         IN WITNESS WHEREOF, the parties hereto have executed this Nonqualified Stock Option Agreement as of the date first written above.

                             FAROUDJA, INC.



                             By:
                                -----------------------------------
                                  Name:
                                  Title:


                             --------------------------------------
                                            [GRANTEE]


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